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                                                                    EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT


                                     BETWEEN

                          CONNECTIVE THERAPEUTICS, INC.

                                       AND


                       EACH OF THE PURCHASERS EXECUTING A
                    COUNTERPART OF THE SIGNATURE PAGE HERETO

                                   DATED AS OF


                                DECEMBER 4, 1996



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                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 4, 1996, between Connective Therapeutics, Inc., a Delaware corporation (the "Company"), and each purchaser executing a counterpart of the signature page hereto (each, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H :

      WHEREAS, the Company proposes to issue and sell in accordance with Regulation S (as hereinafter defined) under the Securities Act (as hereinafter defined) to the Purchasers, and the Purchasers desire to purchase from the Company (i) an aggregate of 200 shares of the Company's 7% Convertible Preferred Stock Series A (the "Preferred Stock"), on the terms and subject to the conditions set forth herein, and (ii) warrants to purchase up to an aggregate of 20,000 shares of the Company's Common Stock in the form attached as Exhibit A to this Agreement (individually a "Warrant" and collectively the "Warrants").

      NOW THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.01. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

      "Affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person.

      "Certificate of Designations" means the Certificate of Designations establishing the terms of the Preferred Stock.

      "Closing" has the meaning set forth in Section 2.02.
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      "Commission" means the United States Securities and Exchange Commission.

      "Common Stock" means the common stock, $.001 par value per share, of the Company.

      "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Preferred Stock.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Governmental Authority" means any federal, state or other political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Legend" has the meaning set forth in Section 5.02(a).

      "Irrevocable Instructions" means the Irrevocable Instructions issued by the Company to the Transfer Agent, executed by each of the Company and the Transfer Agent, in the form of Exhibit C hereto.

      "Material Adverse Effect" has the meaning set forth in Section 3.01.

      "Non-U.S. Person" means a Person that is not a U.S. Person (as such term is defined in Regulation S under the Securities Act).

      "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

      "Regulation S" means Regulation S under the Securities Act, as from time to time amended.

      "SEC Reports" means the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Transaction Documents" means, collectively, this Agreement, the Warrants, the Irrevocable Instructions, the Certificate of Designations and the Preferred Stock.

      "Transfer Agent" means U.S. State Transfer Corporation.


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      "United States" has the meaning ascribed to such term in Rule 902(p) of
Regulation S under the Securities Act.

      "U.S. Person" has the meaning ascribed to such term in Rule 902(o) of Regulation S under the Securities Act.

      "Warrant Shares" means the shares of the Company's Common Stock issuable upon exercise of Warrants.

                                   ARTICLE II

                                SALE AND PURCHASE

      SECTION 2.01. AGREEMENT TO SELL AND TO PURCHASE; PURCHASE PRICE. On the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to issue and sell to the Purchasers, and the Purchasers hereby agree to purchase and accept from the Company (i) an aggregate of 200 shares of Preferred Stock at a purchase price per share of $10,000, or an aggregate purchase price of U.S. $2,000,000, and (ii) the Warrants at an aggregate purchase price equal to 110% of the closing bid price of the Common Stock on December 4, 1996, payable in immediately available funds (collectively, the "Purchase Price"). A copy of the form of Certificate of Designations establishing the terms of the Preferred Stock is attached as Exhibit B hereto and the terms of the Preferred Stock are hereby expressly incorporated by reference herein, and the form of certificate of Preferred Stock is attached as Exhibit B-1.

      SECTION 2.02. CLOSING. The closing of the sale and purchase of the Preferred Stock (the "Closing") shall be deemed to take place concurrently with the execution and delivery of this Agreement by the parties hereto. At the Closing, the following closing transactions shall take place, each of which shall be deemed to occur simultaneously with the Closing: (i) the Company shall execute, issue and deliver certificates representing the Preferred Stock to the Purchasers; (ii) the Purchasers shall pay the Purchase Price by wire transfer to the account designated by the Company in writing prior to the Closing; (iii) the Company shall pay the expenses set forth in Section 6.02 hereof by wire transfer to the account designated by the Purchasers in writing prior to the Closing; provided that if the Purchasers so determine, such expenses may be netted against the Purchase Price; (iv) the Company issues the Warrants to the Purchasers; (v) the Company and the Transfer Agent shall execute and deliver the Irrevocable Instructions; (vi) the Company shall deliver evidence of the filing with, and acceptance by, the Secretary of State of the State of Delaware of the Certificate of Designations; (vii) the Company shall deliver to the Purchasers a certificate executed by the secretary of the Company, signing in such capacity, dated the date of the Closing (A) certifying that attached thereto are true and complete copies of (x) the Certificate of Incorporation of the Company, as


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amended to date, as filed in the office of the Secretary of State of the State of Delaware and stating that no amendment or other action has been taken by the Company, its shareholders, officers or directors in contemplation of the filing of any such amendment or in contemplation of the liquidation or dissolution of the Company, (y) the by-laws of the Company, as amended to date, and (z) the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Preferred Stock and the Warrants, the reservation and issuance of the Conversion Shares upon conversion of the Preferred Stock, and the reservation and issuance of the Warrant Shares upon exercise of the Warrants), which authorization shall be in full force and effect on and as of the date of such certificate, (B) confirming the continued good standing of the Company since the date of a Certificate of Good Standing with respect to the Company delivered by the Secretary of State of the State of Delaware, (C) attesting as to the certificates representing the Company's Preferred Stock and Common Stock, and (D) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed any Transaction Document for or on behalf of the Company; and (viii) Venture Law Group, A Professional Corporation, as counsel to the Company, shall deliver to the Purchasers an opinion, dated the date of the Closing and addressed to the Purchasers, in form and substance acceptable to the Purchasers.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As a material inducement to the Purchasers to purchase the Preferred Stock, the Company hereby represents and warrants to the Purchasers on and as of the date hereof, subject to and except as set forth in a document of even date herewith (the "Disclosure Schedule") delivered by the Company to the Purchasers prior to the execution and delivery of this Agreement and referring to the representations and warranties set forth in this Article III as follows:

      SECTION 3.01. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority, and all authorizations, licenses, permits and certifications necessary to own its properties and assets and to carry on its business as it is now being conducted and proposed to be conducted and no bankruptcy proceedings have been commenced and no actions with respect to the liquidation, merger, consolidation or dissolution of the Company or for the sale of all or substantially all of its assets is pending or contemplated. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the


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nature of its businesses makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company (a "Material Adverse Effect").

      SECTION 3.02. SECURITIES OF THE COMPANY. The authorized Capital Stock of the Company consists of 50,000,000 shares of Common Stock, of which 7,435,519 shares were issued and outstanding as of December 2, 1996 and 5,000,000 shares of preferred stock, par value $.001 per share, 200 of which have been designated 7% Convertible Preferred Stock, Series A, and none of which have been issued or are outstanding prior to the Closing. Except as set forth in the SEC Reports, the Company has no other authorized, issued or outstanding equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any other securities of the Company containing any equity features, other than subsequent issuances of securities, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of outstanding convertible securities or options. All of the outstanding shares of Capital Stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. The Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares have been duly and validly authorized. When issued against payment therefor as provided in this Agreement, the Preferred Stock will be validly issued, fully paid and nonassessable and will entitle the holders thereof to the rights established in the Certificate of Designations. The Conversion Shares, when issued upon conversion of the Preferred Stock, and the Warrant Shares when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear all preemptive rights, claims, liens, charges, encumbrances and security interests of any nature whatsoever. A sufficient number of shares of Common Stock has been duly reserved and will remain available for issuance upon conversion of the Preferred Stock and upon the exercise of the Warrants. Except as set forth in this Agreement and in the SEC Reports, there are no outstanding options, warrants, agreements, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Capital Stock of the Company or any other securities of the Company of any kind. Except as otherwise required by law or as set forth in the Certificates of Designations, there are no restrictions upon the voting or transfer of any shares of the Company's Capital Stock pursuant to the Company's organizational and other governing documents or any agreement or other instruments to which the Company is a party or by which the Company or its properties or assets are bound. The issuance of the Preferred Stock and the Common Stock upon conversion thereof are not subject to any preemptive rights, rights of first refusal or other similar limitation. There are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of its Capital Stock, other than


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agreements with officers, directors, employees or consultants of the Company allowing the Company to repurchase at cost unvested shares upon the termination of employment or consulting services to the Company.

      SECTION 3.03. AUTHORIZATION; ENFORCEABILITY. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Transaction Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of the Transaction Documents and to consummate the transactions contemplated thereby. No other corporate proceedings on the part of the Company are necessary and no consent of the shareholders of the Company is required for the valid execution and delivery by the Company of the Transaction Documents and the performance and consummation by the Company of the transactions contemplated thereby. The Company has duly executed and delivered each of the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligations of the Company, (and in the case of the Irrevocable Instructions, the Transfer Agent), enforceable against the Company (and in the case of the Irrevocable Instructions, the Transfer Agent), in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      SECTION 3.04. NO VIOLATION; CONSENTS. (a) The Company is not in violation of the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its property or assets is bound and which could reasonably be expected to have a Material Adverse Effect, nor has any event occurred which (i) violates, results in a breach of or constitutes (with due notice or lapse of time or both) a default or gives rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor results in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or Capital Stock of the Company and which could reasonably be expected to have a Material Adverse Effect or (ii) violates any provision of the organizational and other governing documents of the Company. The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not (i) contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its property or assets is bound,
(ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust


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indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or Capital Stock of the Company which could reasonably be expected to have a Material Adverse
Effect, or (iii) violate any provision of the organizational and other governing documents of the Company.

      (b) No consent, approval, authorization or order of, or filing or registration with, any court or Governmental Authority or other Person within the United States is required to be obtained or made by the Company for the execution, delivery and performance of the Transaction Documents or the consummation of any of the transactions contemplated thereby, except for those consents or authorizations previously obtained and those filings previously made.

      SECTION 3.05. SECURITIES ACT REPRESENTATIONS. The Company is a "reporting issuer" as that term is defined in Rule 902(l) of Regulation S under the Securities Act. No form of general or public solicitation or advertising was used by the Company or any Person acting on its behalf in connection with the offer or sale of the Preferred Stock. Neither the Company nor any Person acting on its behalf has (i) offered Preferred Stock to any Person (including Purchaser) in the United States or offered or sold Preferred Stock to or for the account or benefit of any U.S. Person or (ii) made any "directed selling efforts" (as defined in Rule 902(b) of Regulation S under the Securities Act) in the United States with respect to the Preferred Stock. The Company has not sold and will not sell any Preferred Stock in this offering other than the Preferred Stock being sold to the Purchasers hereunder. Assuming the accuracy of the Purchasers' representations pursuant to Section 4.02 hereof, the sale of the Preferred Stock hereunder is, and the issuance of the Conversion Shares upon conversion of the Preferred Stock will be, exempt from the registration requirements of the Securities Act.

      SECTION 3.06. SOLVENCY; NO DEFAULT. (a) The Company is, as of the date hereof, Solvent. "Solvent" means that (i) the fair saleable value of the assets of the Company exceeds the total amount of its debts and other liabilities (including any guarantees and other contingent, subordinated, unmatured or unliquidated liabilities whether or not reduced to judgment, disputed or undisputed, secured or unsecured), (ii) the Company has sufficient funds and cash flow to pay its liability on its existing and anticipated debts as they become absolute and matured, (iii) final judgments against the Company in pending or threatened actions for money damages will not be rendered at a time when, or in an amount such that the Company will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions (other than amounts that would be remote) and the earliest reasonable time at which such judgments would be rendered), and (iv) the


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Company does not have unreasonably small capital with which to engage in its present or anticipated business.

      (b) The Company is not, and immediately after the consummation of the transactions contemplated hereby will not be, in default under or with respect to its organizational and other governing documents, or any provision of any security issued by the Company, or of any agreement, instrument or other undertaking to which the Company is a party or by which it or any of its property or assets is bound which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.07. NO BROKERS. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company, except for dealings with AFO Capital Advisors LLC, whose fees will be paid by the Purchasers.

      SECTION 3.08. FINANCIAL CONDITION; NO ADVERSE CHANGES. (a) The audited financial statements of the Company and the related Preferred Stock thereto as at December 31, 1995 reported on by Ernst & Young LLP, independent auditors, copies of which have heretofore been furnished to the Purchasers, present fairly the financial condition, results of operations and cash flows of the Company at such date and for the periods set forth therein. The unaudited balance sheets, statements of operations and statements of cash flows at and for the period ended September 30, 1996 (such audited and unaudited financial statements, collectively, the "Financial Statements"), copies of which have heretofore been furnished to the Purchasers, present fairly the financial condition, results of operations and cash flows of the Company at such date and for the periods set forth therein. The Financial Statements, including the related schedules and notes thereto (if any), have been prepared in accordance with generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as in effect on the date of the Closing, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) unless otherwise expressly stated therein. During the period from September 30, 1996 to and including the date hereof, there has been no sale, transfer or other disposition by the Company of any material part of the business, property or securities of the Company and no purchase or other acquisition of any business, property or securities by the Company material in relation to the financial condition of the Company.

      (b) Except as are fully reflected or reserved against in the Financial Statements and the notes thereto, there are no liabilities or obligations with respect to the Company of any nature whatsoever (whether absolute, accrued, contingent or


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otherwise and whether or not due) which, either individually or in the aggregate, are reasonably expected to have a Material Adverse Effect.

      (c) Since September 30, 1996, there has been no development or event, nor any prospective development or event known to the Company, or any litigation, proceeding or other action seeking an injunction or other restraining order, damages or other relief from a court or administrative agency of competent jurisdiction pending or, to the best knowledge of the Company, threatened, or any action of any Governmental Authority, which has had or could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.09. DISCLOSURE. The representations and warranties of the Company in this Agreement and the statements contained in the SEC Reports and the schedules, certificates and exhibits furnished to the Purchasers by or on behalf of the Company in connection herewith do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements herein or therein not misleading. The Company hereby acknowledges that the Purchasers are and will be relying on the SEC Reports and the Company's representations, warranties and covenants contained herein in making an investment decision with respect to the Preferred Stock and Conversion Shares and will be relying thereon (together with future reports filed with the Commission) in connection with any transfer of Preferred Stock and Conversion Shares.


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                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser hereby acknowledges, represents and warrants to the Company as follows:

      SECTION 4.01. AUTHORIZATION; ENFORCEABILITY; NO VIOLATIONS. (a) If such Purchaser is a corporation, limited partnership, or limited liability company, it is duly organized, formed or incorporated (as the case may be), validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, and has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and to consummate the transactions contemplated hereby.

      (b) The execution, delivery and performance by such Purchaser of this Agreement and of the Transaction Documents, and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not violate any provision of (i) such Purchaser's organizational documents, if any, and (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court of Governmental Authority to or by which the Purchaser or any of its property or assets is bound, to which such Purchaser is subject, or (iii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Purchaser is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties or assets of the Purchaser which could reasonably be expected to have a Material Adverse Effect; nor has any event occurred which (i) violates, results in a breach of or constitutes (with due notice or lapse of time or both) a default or gives rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Purchaser is a party or by which it is bound or to which any of its properties or assets is subject, nor results in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties or assets of the Purchaser and which could reasonably be expected to have a Material Adverse Effect or (ii) violates any provision of the organizational and other governing documents of the Purchaser. Such Purchaser has duly executed and delivered this Agreement. Assuming the due execution hereof by the Company, this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by


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applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      SECTION 4.02. SECURITIES ACT REPRESENTATIONS; LEGENDS. (a) Such Purchaser understands that (i) the offering and sale of the Preferred Stock and the Warrants to be issued and sold hereunder is intended to be exempt from the registration requirements of the Securities Act; (ii) neither the Preferred Stock, the Conversion Shares, the Warrants nor the Warrant Shares have been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act or if an exemption from such registration requirements is available; and (iii) the Company is not required to register any resale of the Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares under the Securities Act; provided, however, the resale of the the Conversion Shares and the Warrant Shares will be subject to registration under the Securities Act (unless an appropriate exemption therefrom is available), if at any time the Company determines, based on advise of counsel that there has been a change under the Securities Act or any other applicable securities law or in the interpretation of the provisions thereof, such that (x) the Preferred Stock will no longer be convertible into freely tradeable Conversion Shares or (y) the Warrants will no longer be exchangeable into freely tradeable Warrant Shares at any time beginning 41 days following the date of original issuance of the Preferred Stock and the Warrants.

      (b) The Preferred Stock and the Warrants to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof or of Conversion Shares issuable upon conversion of the Preferred Stock or of Warrant Shares issuable upon exercise of the Warrants, in violation of the Securities Act or any other securities laws which may be applicable.

      (c) Such Purchaser is not an affiliate of the Company (as such term is defined in the Securities Act).

      (d) Such Purchaser is a Non-U.S. Person.

      (e) Such Purchaser (i) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Preferred Stock and the Warrants and Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Preferred Stock and the Warrants; (ii) believes that its investment in the Preferred Stock is suitable for it based upon its objectives and financial needs, and such Purchaser has adequate means for providing for its current financial needs


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and business contingencies and has no present need for liquidity of investment with respect to the Preferred Stock and the Warrants; (iii) has no present plan, intention or understanding and has made no arrangement to sell the Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into, and has no present intention to and will not, until expiration of the Restricted Period, purchase, sell or enter into, any put option, short position or similar arrangement with respect to the Common Stock, or any intention to settle any such option, position or understanding with any Conversion Shares or any Warrant Shares.

      (f) No oral or written representations have been made to such Purchaser by or on behalf of the Company in connection with the offering and sale of the Preferred Stock or the Warrants hereunder other than those set forth in the SEC Reports, the Preferred Stock, the Warrants or as set forth herein, and such Purchaser is not subscribing for the Preferred Stock or the Warrants as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

      (g) At the time the buy order for the Preferred Stock and the Warrants being purchased hereunder was originated, such Purchaser was outside of the United States.

      (h) Such Purchaser acknowledges that Regulation S under the Securities Act restricts the transferability in the United States of securities, such as the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Regulation S thereunder.

      (i) Such Purchaser acknowledges that Rule 144A under the Securities Act may not be available with respect to resales of the Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares.

      SECTION 4.03. NO BROKERS. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser, except for dealings with AFO Capital Advisors LLC, whose fees will be paid by the Purchasers.


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                                    ARTICLE V

                            COVENANTS OF THE COMPANY

      SECTION 5.01. (a) EXEMPTION FROM REGISTRATION. The Company will not make any offer to sell, solicit any offer to buy, agree to sell or sell any security or right to acquire any security, except at such time and in such manner so as not to cause the loss of any of the exemptions for the offer and sale of the Preferred Stock hereunder and for the issuance of Conversion Shares upon conversion of the Preferred Stock from the registration requirements under the Securities Act or under the securities or "blue sky" laws of any jurisdiction in which such offer, sale or issuance is made.

                    (b) LIMITATIONS ON SALE OR TRANSFER OF THE COMPANY'S SECURITIES. The Company will not, without the prior written consent of a majority in interest of the Preferred Stock then outstanding, make any offer to sell, solicit any offer to buy, agree to sell or sell any shares of Preferred Stock, any shares of Common Stock, any other shares of capital stock of the Company, or any other securities convertible into or exercisable or exchangeable for Preferred Stock, Common Stock or any such capital stock, or grant any options, rights or warrants to purchase Preferred Stock, Common Stock or any other shares of capital stock of the Company, or any other securities convertible into or exercisable or exchangeable for Preferred Stock, Common Stock or any such capital stock during the period commencing the date of the Closing and ending one hundred and eighty (180) days thereafter, except for (i) the shares Preferred Stock and warrants issued in accordance with this Agreement, or of Common Stock issuable upon conversion of the Preferred Stock,
(ii) any shares of Preferred Stock or Common Stock issuable upon the exercise of an option, right or warrant or the conversion of a security outstanding on the date hereof, or (iii) any shares of the Company's capital stock issued pursuant to the Company's stock option or other benefit or incentive plans maintained for its officers, directors, employees or consultants, (iv) shares of the Company's Common Stock issued pursuant to a firmly underwritten public offering, (v) shares of the Company's Common Stock issued pursuant to an exemption from registration under the Securities Act; provided, however, that such shares may not subsequently be registered for resale or, in the case of an offering pursuant to Regulation S, may not be resold into the United States, prior to the expiration of such 180 day period; and (vi) shares of the Company's Common Stock issued and issuable pursuant to the transactions described in the Disclosure Schedule; provided further, that the Company shall not engage in any transactions described in this Section 5.01(b), if in the reasonable opinion of Company counsel such transactions would cause the Company to lose the availability of an exemption from the registration requirements of the Securities Act with respect to the sale of Series A Preferred Stock contemplated by this Agreement.

                   (c) REGISTRATION RIGHTS. If at any time the Company determines, as provided in Section 4.02, that registration of the resale the Conversion Shares or the Warrant Shares is required, the Company shall immediately notify the Purchaser, and the Purchaser shall have (i) the right to demand that the Company register the Conversion Shares and the Warrant Shares for resale on Form S-3 (or such other applicable Form) under the Securities Act and (ii) the right to have the Conversion Shares and the Warrant Shares included in any registration statement filed by the Company to register the issuance or the resale of its securities, in each case on conventional terms including standard representations and warranties, covenants, conditions, agreements, indemnification and contribution provisions and allocation of costs provisions and rights. In the event the Purchaser shall demand registration of the Conversion Shares and the Warrant Shares pursuant to clause (i) above, the Company shall file a registration statement within 45 days of receipt by the Company from the Purchaser of such demand and shall use its best efforts to have such registration statement declared effective promptly thereafter. The Company shall keep the registration statement filed pursuant to either of clause (i) or clause (ii) above effective until the Scheduled Redemption Date in the case of the Conversion Shares or the expiration date in the case of the Warrant Shares or until the Purchaser shall have sold all of its Conversion Shares and Warrant Shares.

      SECTION 5.02 LEGEND. (a) The certificates representing the Preferred Stock will bear a legend in substantially the following form by which such Purchaser and each subsequent holder of such securities will be bound (the "Legend"):

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

      (b) Following termination of the Restricted Period, upon conversion of the Preferred Stock, the Conversion Shares shall be issued and transferable without the Legend provided for in subsection (a) above, except as provided by Section 4.02(a) above.

      SECTION 5.03. DOCUMENTATION REQUIRED TO EFFECT CONVERSION OF PREFERRED STOCK. In order for Purchaser to effect the conversion of Preferred Stock into unlegended Conversion Shares, the Purchaser shall be required only to deliver a Notice of Conversion substantially in the form of Exhibit B hereto. The Company agrees that it will not require the delivery of additional documentation, the provision of any additional representations or warranties by the Purchaser or impose any limitations on the conversion of the Preferred Stock into unlegended Conversion Shares. The Irrevocable Instructions shall direct the Transfer Agent to issue unlegended Conversion Shares without requesting any additional documentation or representations or warranties from the Purchaser.

      Notwithstanding the foregoing, if at any time the Company determines, based on advice of counsel that there has been a change under the Securities Act or any other applicable securities law or in the interpretation of the provisions thereof, such that the Preferred Stock will no longer be convertible into freely tradeable Conversion Shares at any time beginning 41 days following the date of original issue of the Preferred Stock, the Purchaser hereby agrees to deliver to the Company, upon their reasonable request, such additional documentation as reasonably necessary in order to allow the Company to issue unlegended Conversion Shares in compliance with any such changes under or interpretations of the provisions of the Securities Act or other applicable securities laws.

      SECTION 5.04. RULE 144; CURRENT INFORMATION. For so long as any Preferred Stock or Conversion Shares are outstanding, the Company will (i) file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further actions as any Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell Preferred Stock and Conversion Shares without registration under the Securities Act pursuant to the safe harbors and exemptions provided by Rule 144, under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and (ii) furnish each Purchaser with all reports, proxy statements and registration statements which the Company files with the Commission or distributes to its securityholders pursuant to the Securities Act and the Exchange Act at the times of such filings and distributions. Upon the request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with the foregoing requirements.

      SECTION 5.05. RESERVATION OF CONVERSION SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, sufficient shares of Common Stock to provide for the issuance of the Conversion Shares from time to time as the Preferred Stock become convertible pursuant to their terms.

      SECTION 5.06. STOCK LISTING. The Company shall endeavor to have the Conversion Shares approved for quotation, prior to issuance, upon the Nasdaq

National Market or any similar system of automated dissemination of securities prices upon which the Common Stock is listed or traded at the time of issuance of such Conversion Shares.

      SECTION 5.07. IRREVOCABLE INSTRUCTIONS; NO ADDITIONAL CONVERSION REQUIREMENTS. The Company shall take no action to cause the Transfer Agent to act in contravention to the terms of the Irrevocable Instructions and shall take all additional actions necessary, if any, to cause the Transfer Agent to issue shares of Common Stock upon conversion of the Preferred Stock as contemplated herein and in the Certificate of Designations. The Company further agrees that it shall not terminate its relationship with the Transfer Agent unless a successor transfer agent shall be appointed and the Company and such successor transfer agent shall have executed the Irrevocable Instructions. The Company agrees that it shall not, and shall not cause to Transfer Agent to, require any additional documentation, representation or additional agreement from the Purchaser as a condition to the Purchaser's being allowed to acquire Common Stock without a Legend upon conversion of Preferred Stock in accordance with the terms hereof.

                                   ARTICLE VI

                                  MISCELLANEOUS

      SECTION 6.01. BLACKOUT PERIOD. Each Purchaser hereby agrees that in the event that at any time after the date hereof until 180 days after such date, the Company shall issue shares of Common Stock in a firmly underwritten public offering, the Purchaser shall, at the underwriters' request, agree to restrict the sale or transfer of such Purchaser's shares of Preferred Stock, Conversion Shares, Warrants or Warrant Shares for a period of time (the "Blackout Period"), provided that the Company, its officers, directors, consultants and all shareholders and persons holding securities convertible or exercisable for Common Stock in an amount equal to or greater than the number of shares of Common Stock held by Purchaser (for purposes of calculating the number of shares of Common Stock held by Purchaser, the Purchaser shall be deemed to hold such number of shares of Common Stock as it would be entitled to, had Purchaser converted all of its Preferred Stock at the Conversion Price in effect on the date the Blackout Period begins together with Warrant Shares issuable upon exercise of outstanding Warrants, and for purposes of determining the number of shares of Common Stock held by persons holding securities convertible or exchangeable for Common Stock, the number of shares of Common Stock shall be similarly calculated) are also subject to such restriction on sale or transfer of the securities held by them, respectively, for the Blackout Period.


      SECTION 6.02. PRESS RELEASES AND DISCLOSURE. No party hereto shall issue any press release or make any other public disclosure (pursuant to filing of Exchange Act reports with the Commission or otherwise) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party hereto, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules (provided that, unless otherwise required by applicable law, regulation, order or the like, or agreed to between the parties, (i) no Exchange Act filing shall disclose more than the title and amount of securities issued, the conversion formula, the amount of proceeds and the intended use of proceeds, and (ii) no press release shall disclose more than the title and amount of securities issued, a general description of the conversion formula, the amount of proceeds and the intended use of proceeds, and provided further that in no event shall the identity of a Purchaser be disclosed without such Purchaser's prior written consent unless such disclosure is required by applicable law, regulation, order or the like, in which event the Company shall, prior to complying with such law, regulation, order or the like, give written notice to Purchaser so as to allow Purchaser to contest such disclosure). If any such press release or public disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to all parties.

      SECTION 6.03. EXPENSES. Except as otherwise expressly provided for herein, and subject to the consummation of the transactions contemplated herein, the Company will pay all of its and all of the Purchasers' expenses (including attorneys' fees and expenses) in connection with the negotiation of the Transaction Documents, the performance of the obligations of each thereunder, and the consummation of the transactions contemplated thereby (whether consummated or not). Such Purchasers' expenses shall be payable at the Closing and may be netted against the Purchase Price otherwise payable by the Purchasers.

      SECTION 6.04. NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (i) if to the Company, to: Connective Therapeutics, Inc., 3400 West Bayshore Road, Palo Alto, CA 94303 Attention: CFO, Facsimile No.: (415) 843-2899; with a copy to Joshua L. Greene, Esq. at Venture Law Group; Facsimile No.: (415) 233-8386 and (ii) if to a Purchaser, to such Purchaser's address set forth on its counterpart signature page hereto. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable air courier service.

      SECTION 6.05. ENTIRE AGREEMENT. This Agreement (together with the other Transaction Documents and all other documents delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

      SECTION 6.06. AMENDMENT AND WAIVER. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the Company and the majority holders in interest of each of the shares of Preferred Stock and the Warrants; provided, however, that this Agreement may not be amended, modified, supplement, restated or waived without the express written consent of all the holders in interest of the shares of Preferred Stock and Warrants, if any such action would adversely affect the rights of such holders of shares of Preferred Stock or Warrants. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

      SECTION 6.07. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either the Company, on the one hand, or a Purchaser, on the other hand, without the prior written consent of the other parties hereto; provided that the rights, duties and obligations hereunder of the Purchaser shall be assigned in connection with any transfer of Series A Preferred Stock to any third party. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other parties hereto shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

      SECTION 6.08. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

      SECTION 6.09. FURTHER ASSURANCES. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

      SECTION 6.10. TITLES AND HEADINGS. Titles, captions and headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

      SECTION 6.11. GOVERNING LAW; SUBMISSION TO JURISDICTION.

                    (a) THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS-OF-LAW
THEREOF.

                    (b) EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH FEDERAL COURT; PROVIDED HOWEVER, THAT IF FOR WHATEVER REASON THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WILL NOT OR CANNOT HEAR SUCH ACTION, SUIT OR PROCEEDING, SUCH ACTION, SUIT OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY NEW YORK STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS IN RESPECT OF ANY SUCH ACTION, SUIT OR PROCEEDING. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE RELATED DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

                  SECTION 6.12. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    CONNECTIVE THERAPEUTICS, INC.

                                    By:_________________________________________
                                    Name:
                                    Title:


                                    [NAME OF PURCHASER]

                                    By:_________________________________________
                                    Name:

                                    Purchaser's Address for Notices
                                    Pursuant to Section 6.03:



                                    Attention:
                                    Facsimile No.:

                                                                     EXHIBIT A


                                FORM OF WARRANT


                      Please see Exhibit 10.4 to Form 8-K

                                                                       EXHIBIT B

              CONNECTIVE THERAPEUTICS, INC. - NOTICE OF CONVERSION

                    7% CONVERTIBLE PREFERRED STOCK, SERIES A

 (To be executed by the Holder in order to convert the Series A Preferred Stock or portion thereof)

The undersigned hereby irrevocably elects to convert [the entire amount] [______ shares] of the Series A Preferred Stock represented by Certificate No. _________ into shares of Common Stock, $___ par value (the "Common Stock"), of Connective Therapeutics Inc. (the "Company") as of the Date of Conversion (which shall be the date of receipt by facsimile by the Company of this Notice of Conversion). If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

 The undersigned represents and warrants that the number of shares of Common Stock to be received upon conversion, together with the shares of Common Stock beneficially owned by the undersigned (and its affiliates) on the Date of Conversion, do not exceed 4.9% of the outstanding shares of Common Stock of the Company (as set forth in the Company's most recent filing with the Securities and Exchange Commission unless the Company shall notify the Holder that a lesser number of shares is outstanding).

If the stock certificate is to be made out in another person's name, fill in the form below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type other person's name, address and zip code)

________________________________________________________________________________
(Insert assignee's U.S. social security or tax identification number, if any)

Conversion calculations:                     _________________________________
                                             Date of Conversion


                                             _________________________________
                                             Applicable Conversion Price
______________________________
Total number of shares                       $________________________________
(assuming dividends payable                  Accrued Dividend
 in shares)

                                             [Name of Holder]

                                             By:______________________________
                                                Name:
                                                Title:


                                       B-1